UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 2, 2012

ZOLTEK COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-20600	43-1311101
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 McKelvey Road St. Louis, Missouri		63044
(Address of principal executive offices)		(Zip Code)

(314) 291-5110
 (Registrant’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On February 2, 2012, Zoltek Companies, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended December 31, 2011.  A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. The information in this Item 2.02 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Registrant’s annual meeting of shareholders was held on February 3, 2012, and at such annual meeting the shareholders considered and voted upon the following:

1.           Election of Directors.  The following two individuals were elected as Class I directors of the Registrant and received the number of votes set forth opposite their respective names:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Linn H. Bealke	22,655,544	14,807	215,545	11,482,296
George E. Husman	20,121,385	2,548,966	215,545	11,482,296

2.           Ratification of Appointment of Public Accounting Firm.   The shareholders of the Registrant ratified the appointment of Ernst and Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2012, as follows:

Votes For:	31,101,908
Votes Against:	139,771
Votes Withheld:	81,667
Broker Non-Votes:	3,044,846

3.           Advisory Vote on Executive Compensation.  The shareholders of the Registrant approved the advisory resolution relating to the Registrant’s executive compensation as follows:

Votes For:	21,001,668
Votes Against:	311,689
Votes Withheld:	1,572,539
Broker Non-Votes:	11,482,296

4.           Advisory Vote on Frequency of Advisory Vote on Executive Compensation.  The shareholders of the Registrant approved the annual frequency of future advisory votes relating to the Registrant’s executive compensation as follows:

One Year:	19,881,949
Two Years:	201,577
Three Years:	1,287,148
Abstentions:	1,515,222
Broker Non-Votes:	11,482,296

The Company has decided that it will include a shareholder vote on the compensation of executives in the proxy statement annually until the next required vote on the frequency of shareholder votes on executive compensation.

Item  9.01                      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOLTEK COMPANIES, INC.

Dated: February 7, 2012	By:	/s/ Zsolt Rumy
Zsolt Rumy
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 2, 2012.